EXHIBIT 32
Section 1350 Certifications

STATEMENT FURNISHED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned are the Chief Executive Officer and Chief Financial Officer of Upsnap, Inc. This Certification is made pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This Certification accompanies the Amendment No. 1 to transition report on Form 10-KSB/A of Upsnap, Inc. for the period ended September 30, 2005.

The undersigned certifies that such 10-KSB/A Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such 10-KSB/A Report fairly presents, in all material respects, the financial condition and results of operations of Upsnap, Inc. as of September 30, 2005.

This Certification is executed as of December 29, 2005.

By: /s/Tony Philipp

Name: Tony Philipp
Title: CEO and President
(Principal Executive Officer)

By: /s/Paul Schmidt

Name: Paul Schmidt
Title: Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Upsnap, Inc. and will be retained by Upsnap, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.